U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 22, 2009

KLEVER MARKETING, INC.

 (Name of small business issuer as specified in its charter)

Delaware	000-18730	36-3688583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2469 E. Ft. Union Blvd., Suite 214 Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (801) 847-6444

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e-4(c)).

Items 4.01                            Change of Certified Independent Auditor:

The Company formally announced today the change of its independent auditor from Robison Hill & Company of Salt Lake City, Utah to Chisholm, Bierwolf, Nilson & Morrill, LLC of Bountiful, Utah.  The Company explained that because of certain debt obligations owing to Robison Hill, it was not possible for Robison Hill to continue to act as a totally independent auditor for the Company.  Robison Hill indicated to the Company a request for resignation based upon these circumstances.  The Company responded and accepted the resignation on May 22, 2009.  As a result, the Company has retained the services of Chisholm, Bierwolf, Nilson & Morrill, LLC to act as its independent auditors through the end of the current fiscal year for the Company.  A letter of explanation form the prior auditors explaining the necessity and request for resignation is attached and incorporated by this reference to the 8-K.

In accordance with S-K Item 304(a), the Company further represents as to this filing as follows:

(1)The resigning accountant’s last two annual reports were not qualified, modified or have a disclaimer, and did not contain an adverse report; except reservations about the Company as a going concern;

(2)The change of auditors as requested by the resigning auditors was approved by the Company’s board of directors by unanimous consent;

(3)During the two most recent audit periods performed by Robison Hill, there were no material disagreement as to any accounting/audit matters, procedures, practices or reports which management of Klever or its board;

(4)The Company has directed and authorized the resigning accountant to respond fully and unconditionally to the new auditors described above;

(5)The resigning auditors have not expanded the scope of their audit or required any investigation related to their resignation or otherwise and have informed Klever they know of no unresolved audit issues.

(6)The Company did not disagree or contest the auditors’ reservation that Klever may not be a “going concern” after review by the board of Klever;

(7)The Company is not aware of any unresolved issues under this Item with the resigning auditors;

(8)The Company has advised concurrently the resigning auditors and new auditor through a copy of this 8-K delivered prior to filing and has received back no comments.

The Company does not anticipate any internal changes in its review or compliance procedures resulting from the change of auditors and further knows of no material disagreements with the audit services last performed by Robison Hill & Company.

Klever Marketing, Inc.

Date: May 20, 2009	By:	/s/ Paul G. Begum
Paul G. Begum
Acting Chairman of the Board

Exhibit “A”- Robison Hill & Company Letter